Supplement to

SUMMIT MUTUAL FUNDS, INC.

Summit Apex Series
Large Cap Growth Fund
High Yield Bond Fund
Short-term Government Fund
(collectively, the "Summit Funds")

Prospectus dated February 1, 2008
Date of Supplement: December 12, 2008

Pursuant to shareholder approval, Calvert Asset Management Company, Inc. ("Calvert") is assuming responsibility as investment advisor to the Summit Funds on December 12, 2008. Accordingly, all general references to Summit Investment Partners, Inc. as the investment advisor should be replaced with reference to Calvert.

In addition, with respect to the other changes to the management of the Funds, as approved by shareholders, additional disclosure is being updated as follows:

The Funds shall have the following names:

Summit Large Cap Growth Fund

Calvert High Yield Bond Fund

Calvert Short-Term Government Fund

Disregard reference to the following Funds as they have been closed:

1. Summit Bond Fund (merged into the Calvert Income Fund)

2. Summit Everest Fund (merged into the Calvert Large Cap Value Fund)

3. Summit Money Market Fund (merged into the Calvert Institutional Prime Fund)

4. Summit Nasdaq-100 Index Fund (closed)

Under "FEES AND EXPENSES OF THE FUNDS" replace Footnote (1), with the following:

The applicable sales charge assessed under Calvert management will be 4.75% for Class A shares of the Summit Large Cap Growth Fund, 3.75% for Class A shares of the Calvert High Yield Bond Fund and 2.75% for Class A shares of the Calvert Short-Term Government Fund.

Under "Annual Fund Operating Expenses" replace Footnote ** with the following:

Pursuant to the terms of the investment advisory agreement, Calvert has agreed to cap total net expenses for each Fund through December 12, 2010, at the current net expense rate of the respective Fund in effect as of November 30, 2008, exclusive of Acquired Funds Fees and Expenses, as follows: 1.35% for the Summit Large Cap Growth Fund - Class A, 1.10% for the Summit Large Cap Growth Fund - Class I, 0.98% for the Calvert Short-Term Government Fund - Class A, 0.73% for the Calvert Short-Term Government Fund - Class I, 1.65% for the Calvert High Yield Bond Fund - Class A, and 1.40% for the Calvert High Yield Bond Fund - Class I.

Under "FUND MANAGEMENT - INVESTMENT ADVISER" replace all paragraphs (except the last) with the following:

The Advisor is Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for approximately 57 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 1, 2008, Calvert had approximately $11.8 billion in assets under management.

Calvert High Yield Bond Fund
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience during Last 5 Years	Role on Management Team
Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997. Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager
Kevin P. Aug, CFA	Assistant, Portfolio Manager, Fixed Income	Since December 2008	Prior to joining Calvert, Mr. Aug worked at Summit Investment Partners, Inc. (since 2003). Mr. Aug has seven years of investment management experience after receiving his MBA in 2001.	Portfolio Manager
Sam Cooper	Assistant, Portfolio Manager, Fixed Income	Since December 2008	Prior to joining Calvert, Mr. Cooper worked at Summit Investment Partners, Inc. (since 2003).	Portfolio Manager

Calvert Short-Term Government Fund
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience during Last 5 Years	Role on Management Team
Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997. Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Under "SUBADVISER" replace the first paragraph with the following:

Summit Investment Partners ("Summit"), 312 Walnut Street, Suite 2500, Cincinnati, OH 45202, is the investment subadvisor to the Summit Large Cap Growth Fund. Summit is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. Union Central is an indirect subsidiary of UNIFI Mutual Holding Company ("UNIFI").

Summit Large Cap Growth Fund

John Thompson, CFA, CFP and Joseph M. Lionberger, CFA are primarily responsible for the day-to-day management of the Summit Large Cap Growth Fund.

Mr. Thompson is Assistant Vice President of Summit Investment Partners, and has been affiliated with Summit since January 1, 2006. Mr. Thompson is also Managing Director, Equities and Surplus Investment Strategies of Summit Investment Advisors, Inc. (SIA, formerly known as Ameritas Investment Advisors, Inc.), an investment advisory firm that is affiliated with Summit Investment Partners. Mr. Thompson has been an employee of SIA since 1995.

Mr. Lionberger is an Equity Analyst for Summit Investment Partners, and has been affiliated with the Summit since January 1, 2006. Mr. Lionberger is also an Equity Analyst, Equities and Surplus Investment Strategies of SIA where he has been an employee since 2002.

Under "SHAREHOLDER INFORMATION" reflect the following changes:

Minimum Initial Investment; Minimum Additional Investment
Class A - $2,000; $250
Class I - $1,000,000; $250

A Fund may waive the Class A investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, a Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

A Fund may waive the Class I investment minimums for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Fund to reopen, at no additional expense to other Classes in the Fund; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time; for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts).

Minimum Account Balance
Class A - $1,000
Class I - $1,000,000

If the balance in an account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. An investor will receive notice that the account is below the minimum and will be closed (or, in the case of Class I shares, converted to Class A shares at NAV) if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

Purchases

Purchases will be processed at the next NAV calculated after an order is received in good order, as defined under Request in Good Order. All purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases of Class A shares received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any Class A check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments will be charged a service fee of $3. In the case of Class A shares, if an investor's check does not clear the bank, the investor's purchase will be canceled and the investor will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to the investor's account in full and fractional shares (rounded to the nearest 1/1000th of a share).

For more information, contact your financial professional or our client services department at 800-368-2748. Calvert Distributors, Inc. ("CDI") is the principal underwriter for the Funds.

Reduced Sales Charges

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.

Statement of Intention

You may reduce your Class A sales charge by establishing a statement of intention ("Statement"). A Statement allows you to combine all Calvert Funds (excluding money market funds) purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge. A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. In this regard, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in shares (computed to the nearest full share) of the Fund by the Transfer Agent. All dividends and any capital gains distribution on the escrowed shares will be credited to your account. If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied. Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CDI will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to you. The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.

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* A "family group" includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

1. has been in existence for more than six months, and

2. has a purpose other than acquiring shares at a discount, and

3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or broker/dealers.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

  current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members;
  directors, officers, and employees of any subadvisor for the Calvert Family of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the subadvisor, or broker/dealer;
  purchases made through a Registered Investment Advisor;
  trust departments of banks or savings institutions for trust clients of such bank or institution, and purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

Reinstatement Privilege

Subject to the Funds' market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge. In order to take advantage of this privilege, you must notify the Fund or broker/dealer at the time of the repurchase. Each Fund reserves the right to modify or eliminate this privilege.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also allows each Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual percentage payable under the distribution plan is 0.25% of each Fund's average daily net assets. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund's Board of Directors.

Service Fees and Arrangements with Broker/Dealers

CDI, each Fund's principal underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A). CDI also pays broker/dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The maximum commissions/service fees paid by CDI to broker/dealers is 4.00%/0.25% for Class A shares, where Class A service fee begins to accrue in the first month after purchase.

During special sales promotions, CDI may reallow to broker/dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant.

Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more. Where paid, the finder's fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI may recoup the difference in the finder's fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's NAV. Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Exchanges

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund. If you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge. Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open. Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may include the imposition of redemption fees. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Directors. The Board of Directors of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

How to Sell Shares

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a statement of intention. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.
  Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that does not have the systematic capability of assessing the redemption fee at the individual or participant account level. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent. In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation. For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

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For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Annual and Semi-Annual Reports to shareholders.

Statement of Additional Information (SAI): The SAI for the Funds provides more detailed information about each Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. The filings are publicly available at the SEC.

You can get free copies of reports and the SAI, request other information, and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-317-2274

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge, on Calvert's website at the following Internet address:

www.calvert.com

You can review information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File: 811-04000 Summit Mutual Funds, Inc.

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